UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
January 2, 2009
Gardner Denver, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1800 Gardner Expressway
Quincy, Illinois		62305

(Address of Principal Executive Offices)		(Zip Code)
(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Departure of Certain Officers.
     Retirement of Ross J. Centanni and Richard C. Steber
     As previously disclosed, Mr. Ross J. Centanni, Chairman Emeritus and Director, and Mr. Richard C. Steber, Vice President & General Manager, Engineered Products Division, retired effective January 2, 2009.
     (c) Appointment of Certain Officers.
     On January 2, 2009 with an effective date of January 1, 2009, Gardner Denver, Inc. (the “Company”) combined its’ divisional operations into two major product groups: Engineered Products Group and Industrial Products Group.
     The Engineered Products Group will be led by Mr. T. Duane Morgan, who was appointed Vice President of the Company and President of the Engineered Products Group. Mr. Morgan previously served as Vice President & General Manager of the Company’s Fluid Transfer Division.
     The Industrial Products Group will be led by Mr. J. Dennis Shull, who was appointed Executive Vice President of the Company and President of the Industrial Products Group. Mr. Shull previously served as Executive Vice President & General Manager of the Company’s Compressor Division. The previously disclosed retention bonus granted to Mr. Shull and payable on January 2, 2009 has been withdrawn by the Company’s Management Development and Compensation Committee.
     Both Mr. Shull and Mr. Morgan will continue to be eligible to receive executive benefits similar to those disclosed in the Company’s proxy statement.
     (e) Compensatory Arrangements of Certain Officers.
     Mr. Steber’s Retirement Agreement
     In connection with Mr. Steber’s retirement from the Company, the Company and Mr. Steber entered into a Retirement Agreement on January 6, 2009 (the “Agreement”). The following description of the Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Agreement, filed as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein. Pursuant to the terms of the Agreement, and subject to confidentiality, non-solicitation and other provisions therein, Mr. Steber will receive the following benefits:
•	lump sum payment of twenty six (26) weeks of pay;

•	lump sum payment equivalent to twenty six (26) weeks of COBRA medical insurance premiums;

•	tax return preparation and planning services; and

•	retirement benefits under the Company’s Amended and Restated Long-Term Incentive Plan and Annual Executive Bonus Plan.

Item 7.01. Regulation FD Disclosure.
     Effective January 1, 2009, the Company combined its divisional operations into two major product groups: Engineered Products Group and Industrial Products Group. In accordance with these organizational changes, the Company will align its segment reporting structure with the Company’s newly formed product groups effective with the reporting period ending March 31, 2009. The organizational changes described in this Form 8-K had no effect on the Company’s reportable segments in 2008.
     The information in this Item 7.01 will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1	Retirement Agreement dated January 6, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: January 8, 2009	By:	/s/ Diana C. Toman
Diana C. Toman
Senior Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retirement Agreement dated January 6, 2009